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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 22, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)

                               IKONICS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       MINNESOTA                     000-25727                    41-0730027
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


          4832 GRAND AVENUE
          DULUTH, MINNESOTA                                          55807
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (218) 628-2217
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

         On October 22, 2004, IKONICS Corporation (the "Company") reported its financial results for the quarter ended September 30, 2004. See the Company's press release dated October 22, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.

Item 9.01.    Financial Statements and Exhibits.
              ---------------------------------

         (c)  Exhibit.
              -------

         99   Press Release dated October 22, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IKONICS CORPORATION


Date:  October 26, 2004                         /s/ Jon Gerlach
                                                --------------------------------
                                                Jon Gerlach
                                                Chief Financial Officer
                                                and Vice President of Finance




                                       3

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                                  EXHIBIT INDEX

No.             Description                                                             Manner of Filing
---             -----------                                                             ----------------

99              Press Release dated October 22, 2004............................        Filed Electronically